Exhibit 10.5.3
PORTIONS DENOTED WITH [***] HAVE BEEN
OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT.
THIRD LICENSE AND SERVICE PROVISIONS ADDENDUM
This document is being executed pursuant to that certain License Agreement and Service Agreement (“Master Agreement”) dated July 1, 2004, by and among CARLYLE MARKET POST TOWER, LLC, a Delaware limited liability company (“Licensor”), CARLYLE MARKET POST TOWER MMR, LLC, a Delaware limited liability company (“Company”) and LIVEWORLD, INC., a Delaware corporation (“Customer”).
By signing this document on behalf of the Customer, the signing party represents and warrants mat he or she has the unconditional authority to execute this document on behalf of the Customer and that, upon such execution, this document is binding upon the Customer. This document is governed by the terms and conditions set forth in the Master Agreement. The parties acknowledge that this Third Addendum amends and supersedes that certain Second License and Service Provisions Addendum dated August 10, 2005. Any undefined terms herein shall have the same meaning as those set forth in the Master Agreement.

TERMS OF LICENSE AGREEMENT	DESCRIPTION

1. Date:	October 13, 2005

2. Building/Data Center:	55 South Market Street, San Jose, California 95113

3. Term:

3.1 Length of Term:	32 Months

3.2 Commencement Date:	10/15/05

3.3 Expiration Date:	06/14/08

4. Telecommunication Installations:

4.1 Space:	One (1) 330 square foot cage (the “Space”) located in Suite 1435 and known as number Z808C, as further set forth in Exhibit A to this Addendum.

4.2 AC Electrical Power:	Fifteen (15) 120 volt 20-amp AC circuits A and fifteen (15) 120 volt 20 amp AC circuits B. Customer will pull a total of [***] amps per rack. Company reserves the right to meter power anytime. If Customer is utilizing more than [***]% of [***] amps per rack, Customer agrees to pay an additional $[***]/MRC per circuit installed retroactive to the commencement date.

4.3 Conduits:	N/A

4.4 Innerducts:	N/A

5. Customer Fees:

Monthly License Fee
	Non-Recurring Fees	Months during Term	Monthly License Fee
(a) Space:	N/A	1-2	$[***]

		3-32	$[***]

(b) AC Electrical Power (A):	N/A	1-2	$[***]

		3-32	$[***] (i.e. $[***] each)

(c) AC Electrical Power (B):	N/A	1-2	$[***]

		3-32	$[***] (i.e. $[***] each)

PORTIONS DENOTED WITH [***] HAVE BEEN
OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT.

Monthly License Fee
	Non-Recurring Fees	Months during Term	Monthly License Fee
(d) Cross Connects:

Fiber	$TBD		$[***]

Coax	$[***]		$[***]

CAT5	$[***]		$[***]

6. Security Deposit	[***]

7. Payments Due to Licensor Upon Execution:	TOTAL DUE TO LICENSOR ON EXECUTION: $[***]
Pricing reflected in this document is for services ordered under this document only. Any subsequent orders will require an additional license and service addendum outlining pricing separate from this document.

TERMS OF SERVICE AGREEMENT

8. Services

		Non-Recurring	Monthly	Term of
	Scope of Service	Charge	Recurring Charge	Service
(a) MDF Services	Existing Cross Connections repriced.

	Company will provide Customer with cross connections on the MDF upon Customer’s request from time to time, during the term of the Agreement, at the pricing herein, subject to availability at the time of the request.	Fiber=TBD Coax=$[***] CAT5=$[***]	Fiber=$[***] Coax=$[***] CAT5=$[***]

(b) DC UPS Power Services	N/A

(c) AC UPS Power Services	Additional [***]V circuits priced at $[***]/per breakered amp

(d) Clocking Services	N/A

(e) EasyMUX Services	N/A

(f) Media Conversion Services	N/A

(g) Build-Out Services	N/A

(h) Rack and Stack Services	$[***]/Hour during business hours; $[***] Hour off business hours (pricing subject to change)

(i) Wiring Services	$[***]/Hour during business hours; $[***] Hour off business hours (pricing subject to change)

(j) Remote Hands Service	$[***]/Hour during business hours; $[***] Hour off business hours (pricing subject to change)

PORTIONS DENOTED WITH [***] HAVE BEEN
OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT.

9. Payments Due to Company Upon Execution	TOTAL DUE TO COMPANY ON EXECUTION: $[***]

MISCELLANEOUS

10. Address of Customer for Notices and Invoices:	Liverworld, Inc. 170 Knowles Drive, Suite 211 Los Gatos, CA 95030

11. Address of Licensor and Company for Notices:	CRG West, LLC 624 S. Grand Avenue, Suite 110 Los Angeles, California 90017 Attention: General Manager

with copies to:

The Carlyle Group 1001 Pennsylvania Ave., NW Suite 220 South Washington, D.C. 20004-2505 Attention: Gary Block

The Carlyle Group 1050 17th Street Suite 1875 Denver, Colorado 80265 Attention: David Daniel

CRG West, LLC 55 South Market Street, Suite 1616 San Jose, California 95113 Attention: General Manager

12. Address of Licensor for Payment:	Carlyle Market Post Tower, LLC 55 South Market Street, Suite 1616 San Jose, California 95113

13. Address of Company for Payment:	Carlyle Market Post Tower MMR, LLC 55 South Market Street, Suite 1616 San Jose, California 95113

PORTIONS DENOTED WITH [***] HAVE BEEN
OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT.
LIVEWORLD, INC.

By:	/s/ Andrew Oliver
Name:	Andrew Oliver
Title:	Director of Operations
Date:	10/17/05

CARLYLE MARKET POST TOWER, LLC		CARLYLE MARKET POST TOWER MMR, LLC

By:	/s/ Neil R. Giles	By:	/s/ Neil R. Giles
Name:	Neil R. Giles	Name:	Neil R. Giles
Title:	Senior Vice President for CRG West, LLC, as authorized agent for Carlyle Market Post Tower, LLC	Title:	Senior Vice President for CRG West, LLC, as authorized agent for Carlyle Market Post MMR, LLC

Date:	10-24-05	Date:	10-24-05